UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 689-5650

Longview Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 2.02, 5.03, 5.07, 7.01 and 8.01 of Form 8-K.

On February 12, 2021 (the “Closing Date”), Longview Acquisition Corp., a Delaware corporation (“Longview” and after the Business Combination described herein, the “Company”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Business Combination Agreement, dated as of November 19, 2020 (the “Business Combination Agreement”), by and among Longview, Clay Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Butterfly Network, Inc., a Delaware corporation (“Legacy Butterfly”). A description of the Business Combination and the terms of the Business Combination Agreement are included in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on January 26, 2021 (the “Proxy Statement”), in the sections entitled “The Business Combination Proposal” beginning on page 107 and “The Business Combination Agreement” beginning on page 121 of the Proxy Statement.

Immediately upon the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”, and such completion, the “Closing”), Merger Sub merged with and into Legacy Butterfly, with Legacy Butterfly surviving the business combination as a wholly-owned subsidiary of Longview (the “Merger”). In connection with the Transactions, Longview changed its name to “Butterfly Network, Inc.” and Legacy Butterfly changed its name to “BFLY Operations, Inc.”

As a consequence of the Business Combination, each share of Longview Class B common stock that was issued and outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”) was converted, on a one-for-one basis, into a share of the Company’s Class A common stock. The Business Combination had no effect on the Longview Class A common stock that was issued and outstanding as of immediately prior to the Effective Time, which continues to remain outstanding.

As a consequence of the Merger, at the Effective Time, (i) each share of Legacy Butterfly capital stock (other than the Legacy Butterfly Series A preferred stock) that was issued and outstanding immediately prior to the Effective Time was automatically canceled and converted into the right to receive 1.0383 shares of the Company’s Class A common stock, rounded down to the nearest whole number of shares; (ii) each share of Legacy Butterfly Series A preferred stock that was issued and outstanding immediately prior to the Effective Time was automatically canceled and converted into the right to receive 1.0383 shares of the Company’s Class B common stock, rounded down to the nearest whole number of shares; (iii) each option to purchase shares of Legacy Butterfly common stock, whether vested or unvested, that was outstanding and unexercised as of immediately prior to the Effective Time was assumed by the Company and became an option (vested or unvested, as applicable) to purchase a number of shares of the Company’s Class A common stock equal to the number of shares of Legacy Butterfly common stock subject to such option immediately prior to the Effective Time multiplied by 1.0383, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by 1.0383 and rounded up to the nearest whole cent; (iv) each Legacy Butterfly restricted stock unit outstanding immediately prior to the Effective Time was assumed by the Company and became a restricted stock unit with respect to a number of shares of the Company’s Class A common stock, rounded to the nearest whole share, equal to the number of shares of Legacy Butterfly common stock subject to such Legacy Butterfly restricted stock unit immediately prior to the Effective Time multiplied by 1.0383; and (v) the principal amount plus accrued but unpaid interest, if any, on the Legacy Butterfly convertible notes outstanding as of immediately prior to the Effective Time was automatically canceled and converted into the right to receive shares of the Company’s Class A common stock, with such shares of the Company’s Class A common stock calculated by dividing the outstanding principal plus accrued interest, if any, of each Legacy Butterfly convertible note by $10.00, rounded down to the nearest whole number of shares.

In addition, on February 12, 2021, Longview filed the Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware, which became effective simultaneously with the Effective Time. As a consequence of filing the Restated Certificate, the Company adopted a dual class structure, comprised of the Company’s Class A common stock, which is entitled to one vote per share, and the Company’s Class B common stock, which is entitled to 20 votes per share. The Company’s Class B common stock has the same economic terms as the Company’s Class A common stock, but is subject to a “sunset” provision if Jonathan M. Rothberg, Ph.D., the founder of Legacy Butterfly and Chairman of the Company (“Dr. Rothberg”), and other permitted holders of the Company’s Class B common stock collectively cease to beneficially own at least twenty percent (20%) of the number of shares of the Company’s Class B common stock (as such number of shares is equitably adjusted in respect of any reclassification, stock dividend, subdivision, combination or recapitalization of the Company’s Class B common stock) collectively held by Dr. Rothberg and permitted transferees of the Company’s Class B common stock as of the Effective Time. The material terms of the Restated Certificate and the general effect upon the rights of holders of the Company’s capital stock are set forth in the Proxy Statement in the section entitled “The Charter Amendment Proposal” beginning on page 145 of the Proxy Statement, which is incorporated herein by reference. A copy of the Restated Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed, in connection with the execution of the Business Combination Agreement, on November 19, 2020, Longview, Glenview Capital Management, LLC (“Glenview”) and certain entities affiliated with Glenview (together, the “Forward Purchasers”) entered into an amendment to its existing forward purchase agreement, dated May 20, 2020 (as amended, the “Amended Forward Purchase Agreement”), pursuant to which the Forward Purchasers agreed to purchase from Longview an aggregate number of shares of Longview Class A common stock, at a purchase price of $10.00 per share, equal to the value of $75 million minus the aggregate proceeds that would otherwise be released to Longview from the Trust Account in connection with the Closing (after considering any redemptions of shares of Longview Class A common stock in connection with the Business Combination) (the “Forward Purchase”). The total maximum number of shares of Longview Class A common stock that could be issued in connection with the Forward Purchase immediately prior to the Closing was 7,500,000. In connection with the Closing, no shares of Class A common stock were issued in the Forward Purchase.

In addition, concurrently with the execution of the Business Combination Agreement, on November 19, 2021, Longview entered into subscription agreements (the “Subscription Agreements”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors purchased, immediately prior to the Closing, an aggregate of 17,500,000 shares of Longview Class A common stock at a purchase price of $10.00 per share (the “PIPE Financing”).

The total number of shares of the Company’s Class A common stock outstanding immediately following the Closing was approximately 164,862,472, comprising (i) 95,633,661 shares of the Company’s Class A common stock issued to Legacy Butterfly stockholders (other than certain holders of Legacy Butterfly Series A preferred stock) and holders of Legacy Butterfly convertible notes in the Merger, (ii) 17,500,000 shares of the Company’s Class A common stock issued in connection with the Closing to the PIPE Investors pursuant to the PIPE Financing, (iii) 10,350,000 shares of the Company’s Class A common stock issued to holders of shares of Longview Class B common stock outstanding at the Effective Time and (iv) 41,378,811 shares of Longview Class A common stock outstanding at the Effective Time. The total number of shares of the Company’s Class B common stock issued at the Closing was approximately 26,426,937. Dr. Rothberg holds approximately 76.2% of the combined voting power of the Company. Accordingly, Dr. Rothberg and his permitted transferees control the Company and the Company is a controlled company within the meaning of the corporate governance standards of the New York Stock Exchange (the “NYSE”).

Following the Closing, the Company’s Class A common stock and public warrants to purchase the Company’s Class A common stock (the “Public Warrants”) are listed on the NYSE under the symbols “BFLY” and “BFLY WS,” respectively.

The foregoing descriptions of the Business Combination and the PIPE do not purport to be complete and are qualified in their entirety by the full text of the Business Combination Agreement and the form of Subscription Agreement, respectively, which are attached hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

Unless the context otherwise requires, references in this Current Report on Form 8-K to “we,” “us,” “our” and the “Company” refer to Butterfly Network, Inc. and its subsidiaries following the Business Combination, and references to “Legacy Butterfly” and “Longview” refer to Butterfly Network, Inc. and Longview Acquisition Corp. and their subsidiaries, respectively, prior to the Business Combination. All references herein to the “Board” refer to the board of directors of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

At the Closing, the Company, the initial stockholders, including Longview Investors LLC (“Sponsor”), certain affiliates of Glenview Capital Management, LLC (the “Sponsor Group Holders”) and certain holders of Legacy Butterfly securities (the “Butterfly Holders”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Sponsor Group Holders and the Butterfly Holders were granted certain registration rights with respect to their respective shares of the Company’s common stock on the terms and subject to the conditions therein. The Sponsor Group Holders and the Butterfly Holders also agreed not to effect any sale or distribution of any equity securities of the Company held by any of them (except with respect to shares of the Company’s Class A common stock acquired in open market transactions or by Sponsor Group Holders pursuant to the PIPE Financing, the Amended Forward Purchase Agreement or the conversion of Legacy Butterfly convertible notes) during their respective lock-up periods. Each of the Butterfly Holders agreed to not transfer any securities of the Company for the period ending on the earlier of (a) 180 days after the Closing, subject to certain customary exceptions, and (b) subsequent to the Closing, (x) if the last reported sale price of the Company’s common stock equals or exceeds $12.00 per share for any 20 trading days within any 30 consecutive trading days after the Closing or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their shares of the Company’s common stock for cash, securities or other property (the “Butterfly Holder Lock-up Period”). In addition, each Sponsor Group Holder agreed to not transfer any securities of the Company (subject to certain exceptions described above) for the period ending on the earlier of (a) one year after the Closing, subject to certain customary exceptions, and (b) subsequent to the Closing, (x) if the last reported sale price of the Company’s common stock equals or exceeds $12.00 per share for any 20 trading days within any 30 consecutive trading days commencing at least 150 days after the Closing; provided that all shares of common stock of the Company held by Butterfly Holders have been registered on an effective registration statement, or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their shares of the Company’s common stock for cash, securities or other property.

The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 141 entitled “Related Agreements—Amended and Restated Registration Rights Agreement.”

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, which is attached hereto as Exhibit 10.19 and is incorporated herein by reference.

Lock-up Agreements

In connection with the consummation of the Business Combination, certain of Legacy Butterfly’s security holders entered into lock-up agreements (the “Lock-Up Agreements”) with the Company, which provide that such holders will not transfer any of the Company’s Class A common stock issued to such holders in the Business Combination, subject to certain exceptions, for the Butterfly Holder Lock-up Period.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the full text of the Lock-Up Agreements, a form of which is attached hereto as Exhibit 10.20 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company, or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in their entirety by the terms and conditions of the form of indemnification agreement, which is attached hereto as Exhibit 10.18 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

At a special meeting of stockholders held on February 12, 2021 (the “Special Meeting”), Longview’s stockholders approved the Business Combination. The Business Combination was completed on February 12, 2021.

As of the Closing Date and following the consummation of the Business Combination, the Company had the following outstanding securities:

•	approximately 164,862,472 shares of Class A common stock and 26,426,937 shares of Class B common stock;

•	warrants to purchase approximately 20,653,333 shares of Class A common stock, each exercisable beginning on May 26, 2021 at a price of $11.50 per share (the “Warrants”), including approximately 13,800,000 Public Warrants and 6,853,333 private placement warrants issued in connection with Longview’s initial public offering;

•	options to purchase an aggregate of approximately 22,132,558 shares of Class A common stock at a weighted average exercise price of $5.00 per share; and

•	restricted stock units to acquire an aggregate of approximately 3,348,518 shares of Class A common stock.

FORM 10 INFORMATION

Prior to the Closing Date, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On the Closing Date and after the consummation of the Business Combination, the Company became a holding company whose only assets consist of equity interests in Legacy Butterfly.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and the negative of such terms and other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and on management’s current expectations, forecasts, assumptions, hopes, beliefs, intentions and strategies regarding future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	our rapid growth may not be sustainable and depends on our ability to attract and retain customers;

•	our business could be harmed if we fail to manage our growth effectively;

•	our projections are subject to risks, assumptions, estimates and uncertainties;

•	our business is subject to a variety of U.S. and foreign laws, which are subject to change and could adversely affect our business;

•	the success, cost and timing of our product development activities;

•	the potential attributes and benefits of our products and services;

•	our ability to obtain and maintain regulatory approval for our products, and any related restrictions and limitations of any approved product;

•	our ability to identify, in-license or acquire additional technology;

•	our ability to maintain our existing license, manufacturing and supply agreements;

•	our ability to compete with other companies currently marketing or engaged in the development of ultrasound imaging devices, many of which have greater financial and marketing resources than us;

•	the size and growth potential of the markets for our products and services, and the ability of each to serve those markets, either alone or in partnership with others;

•	the pricing of our products and services and reimbursement for medical procedures conducted using our products and services;

•	our estimates regarding expenses, revenue, capital requirements and needs for additional financing;

•	our ability to raise financing in the future;

•	our financial performance;

•	failure to protect or enforce our intellectual property rights could harm our business, results of operations and financial condition;

•	economic downturns and political and market conditions beyond our control could adversely affect our business, financial condition and results of operations; and

•	the impact of the COVID-19 pandemic on our business.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements, which are more fully described under the heading “Risk Factors” in the Proxy Statement beginning on page 47. The risks described under the heading “Risk Factors” beginning on page 47 of the Proxy Statement are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of Longview prior to the Business Combination is described in the Proxy Statement in the section entitled “Other Information Related to Longview” beginning on page 170 of the Proxy Statement, which is incorporated herein by reference. The business of the Company is described in the Proxy Statement in the section entitled “Business of New Butterfly” beginning on page 183 of the Proxy Statement, which is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations are set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 47 of the Proxy Statement, which is incorporated herein by reference.

Properties

The properties of Longview prior to the Business Combination are described in the Proxy Statement in the section entitled “Other Information Related to Longview – Properties” beginning on page 174 of the Proxy Statement, which is incorporated herein by reference. The properties of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions – Butterfly – Lease Arrangements” beginning on page 288 of the Proxy Statement, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information and other data for the nine months ended September 30, 2020 and for the years ended December 31, 2018 and 2019 for Legacy Butterfly are included in the Proxy Statement in the section entitled “Selected Historical Financial Information of Butterfly” beginning on page 214 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2020 of Legacy Butterfly have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement beginning on page F-61 of the Proxy Statement, which are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Butterfly as of and for the years ended December 31, 2019 and 2018, and the related notes included in the Proxy Statement beginning on page F-34 of the Proxy Statement, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy Butterfly is included in the Proxy Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Butterfly” beginning on page 219 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;
•	each of the Company’s executive officers and directors; and
•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Company stock issuable upon exercise of options and warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 164,862,472 shares of the Company’s Class A common stock and 26,426,937 shares of the Company’s Class B common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of shares of Class A Common Stock	%	Number of shares Class B Common stock	%	% of Total Voting Power**
Directors and Executive Officers:
Jonathan M. Rothberg, Ph.D.(1)(2)	129,788	*	26,426,937	100%	76.2%
Larry Robbins(1)(3)	15,049,846	9.1%	—	—	2.2%
Dawn Carfora(1)(4)	12,009	*	—	—	*
John Hammergren(1)(5)	120,099	*	—	—	*
Gianluca Pettiti(1)(6)	18,014	*	—	—	*
S. Louise Phanstiel(1)(7)	60,049	*	—	—	*
Todd M. Fruchterman, M.D.(1)	—	—	—	—	—
Gioel Molinari(1)(8)	2,238,832	1.3%	—	—	*
David Perri(1)(9)	129,786	*	—	—	—
Stephanie Fielding(1)	—	—	—	—	—
Darius Shahida(1)(10)	377,430	*	—	—	*
Mary Miller(1)	—	—	—	—	—
All Directors and Executive Officers of the Company as a Group (12 Individuals)(11)	18,135,853	10.8%	26,426,937	100%	78.6%
Five Percent Holders:
Jonathan M. Rothberg, Ph.D.(1)(2)	129,788	*	26,426,937	100%	76.2%
Michael J. Rothberg Family Investments(1)(12)	29,028,819	17.6%	—	—	4.2%
Fosun Industrial Co., Limited(13)	10,716,630	6.5%	—	—	1.5%
Longview Investors LLC(3)	15,049,846	9.1%	—	—	2.2%
Entities affiliated with Fidelity Management & Research Company, LLC(14)	9,177,625	5.6%	—	—	1.3%

*	Indicates beneficial ownership of less than 1%.

**	Percentage of total voting power represents voting power with respect to all shares of the Company’s Class A common stock and the Company’s Class B common stock as a single class. Each share of the Company’s Class B common stock is entitled to 20 votes per share and each share of the Company’s Class A common stock is entitled to one vote per share.

(1)	Unless otherwise indicated, the business address of each of these individuals is c/o Butterfly Network, Inc., 530 Old Whitfield Street, Guilford, CT 06437.

(2)	Consists of (i) restricted stock units for 129,788 shares of the Company’s Class A common stock that vest within 60 days of the Closing Date held by Dr. Rothberg, which vesting will be delayed to the extent the Company has not filed a Form S-8 registering such shares by the applicable vesting date, and (ii) 26,426,937 shares of the Company’s Class B common stock held by 4C Holdings I, LLC, 4C Holdings II, LLC, 4C Holdings III, LLC, 4C Holdings IV, LLC and 4C Holdings V, LLC. Jonathan M. Rothberg, Ph.D., the Company’s Chairman, is the sole manager of these entities. Dr. Rothberg has sole voting and investment control over the shares.

(3)	The Sponsor, Longview Investors LLC, or its affiliates, is the record holder of the 10,275,000 founder shares reported herein. Mr. Robbins is the managing member of the Sponsor. Mr. Robbins shares voting and dispositive power over the shares held by our Sponsor and may be deemed to beneficially own such shares. Includes (i) 10,275,000 founder shares, (ii) 2,274,846 shares of the Company’s Class A common stock held by Glenview Capital Partners, L.P., Glenview Institutional Partners, L.P., Glenview Capital Master Fund, LTD., Glenview Capital Opportunity Fund, L.P. and Glenview Offshore Opportunity Master Fund, LTD. (the “Glenview Investment Funds”), and (iii) 2,500,000 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by the Glenview Investment Funds. Excludes 6,853,333 shares underlying private placement warrants that will not become exercisable within 60 days of the Closing Date. The address of the principal business office for Longview Investors LLC and the Glenview Investment Funds is 767 Fifth Avenue, 44th Floor, New York, New York 10153.

(4)	Consists of shares of the Company’s Class A common stock held by Ms. Carfora.

(5)	Consists of shares of the Company’s Class A common stock held by Triumph Ventures LP. Mr. Hammergren is the President of The Stoneyfield Group LLC, the General Partner of Triumph Ventures LP, and therefore has voting and investment control over the shares.

(6)	Consists of shares of the Company’s Class A common stock held by Mr. Pettiti.

(7)	Consists of shares of the Company’s Class A common stock held by H.G. Phanstiel LP. Ms. Phanstiel is the Managing Member of H.G. Phanstiel LP, and therefore has voting and investment control over the shares.

(8)	Consists of (i) 376,383 shares of the Company’s Class A common stock held by Mr. Molinari, and (ii) options to purchase 1,862,449 shares of the Company’s Class A common stock exercisable within 60 days of the Closing Date held by Mr. Molinari.

(9)	Consists of options to purchase 129,786 shares of the Company’s Class A common stock exercisable within 60 days of the Closing Date held by Mr. Perri.

(10)	Consists of options to purchase 377,430 shares of the Company’s Class A common stock exercisable within 60 days of the Closing Date held by Mr. Shahida.

(11)	See footnotes 2 through 10.

(12)	Consists of (i) 908,512 shares of the Company’s Class A common stock held by the Michael J. Rothberg Family Trust, and (ii) 28,120,307 shares of the Company’s Class A common stock held by the Rothberg Family Fund I, LLC. Michael Rothberg is the trustee of the Michael J. Rothberg Family Trust and manager of the Rothberg Family Fund I, LLC and therefore has voting and investment control over shares held by those entities.

(13)	Consists of shares of the Company’s Class A common stock held by Fosun Industrial Co., Limited (“Fosun Industrial”). Fosun Industrial is a wholly-owned subsidiary of Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (“Fosun Pharma”). Fosun Pharma is a subsidiary of, and is beneficially held approximately 38.54% by, Shanghai Fosun High Technology (Group) Co. Ltd. (“Fosun High Technology”). Fosun High Technology is a wholly-owned subsidiary of Fosun International Limited (“Fosun International”), which is a subsidiary of, and is beneficially held approximately 71.40% by, Fosun Holdings Limited (“Fosun Holdings”). Fosun Holdings is a wholly-owned subsidiary of Fosun International Holdings Ltd. (“Fosun International Holdings”). Fosun International Holdings is beneficially held approximately 85.29% by Guo Guangchang and 14.71% by Wang Qunbin. Guo Guangchang controls Fosun International Holdings and could therefore be deemed the beneficial owner of the securities held by Fosun Industrial. The address of the principal business office for Fosun Pharma is No. 1289 Yishan Road (Building A, Fosun Technology Park), Shanghai 200233, People’s Republic of China. The address of the principal business office for Fosun Industrial is Level 54, Hopewell Centre, 183 Queen’s Road East, Hong Kong.

(14)	Consists of (i) 2,311,076 shares of the Company’s Class A common stock held by Fidelity Contrafund: Fidelity Advisor New Insights Fund, (ii) 1,101,048 shares of the Company’s Class A common stock and 557,178 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund, (iii) 2,779,170 shares of the Company’s Class A common stock and 1,616,474 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Fidelity Concord Street Trust: Fidelity Mid-Cap Stock Fund, (iv) 130,025 shares of the Company’s Class A common stock and 59,716 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Fidelity Mid-Cap Stock Commingled Pool, (v) 356,306 shares of the Company’s Class A common stock and 231,064 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Fidelity U.S. All Cap Fund and (vi) 35,568 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Fidelity Concord Street Trust: Fidelity Mid-Cap Stock K6 Fund. These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, LLC (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company, LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Business Combination is set forth in the Proxy Statement in the sections entitled “New Butterfly Management After the Business Combination” beginning on page 270 and “Butterfly’s Executive and Director Compensation” beginning on page 279 of the Proxy Statement, which are incorporated herein by reference.

Directors

Effective as of the Closing Date, and in connection with the closing of the Business Combination, the size of the board of directors of the Company (the “Board”) was increased from five to seven members. Each of John Rodin, Westley Moore, Derek Cribbs and Randy Simpson resigned as directors of Longview effective as of the Closing Date. Effective as of the Closing Date, Dr. Rothberg, Todd M. Fruchterman, M.D., Ph.D., Dawn Carfora, John Hammergren, Gianluca Pettiti and S. Louise Phanstiel were elected to serve as directors on the Board, with Larry Robbins elected and continuing to serve on the Board and with Dr. Rothberg serving as Chairman of the Board. Biographical information for these individuals is set forth in the Proxy Statement in the section entitled “New Butterfly Management After the Business Combination” beginning on page 270 of the Proxy Statement, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of the directors of the Company, other than Dr. Rothberg and Dr. Fruchterman, qualify as an independent director, as defined under the NYSE listing rules, and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE listing rules relating to director independence requirements. Additional information with respect to the independence of the Company’s directors is set forth in the Proxy Statement in the section entitled “New Butterfly Management After the Business Combination” beginning on page 270 of the Proxy Statement, which is incorporated herein by reference.

Controlled Company Exemption

Dr. Rothberg beneficially owns a majority of the voting power of all outstanding shares of the Company’s common stock. As a result, the Company is a “controlled company” within the meaning of the NYSE’s corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that its board of directors have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. If the Company ceases to be a “controlled company” and its shares continue to be listed on the NYSE, the Company will be required to comply with these standards and, depending on the Board’s independence determination with respect to its then-current directors, the Company may be required to add additional directors to the Board in order to achieve such compliance within the applicable transition periods.

Committees of the Board of Directors

Effective as of the Closing Date, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing Date, the Board appointed S. Louise Phanstiel, Gianluca Pettiti and John Hammergren to serve on the Audit Committee, with Ms. Phanstiel as chair of the Audit Committee. Ms. Phanstiel is an “audit committee financial expert” as defined by the SEC. The Board appointed Gianluca Pettiti, Dawn Carfora and S. Louise Phanstiel to serve on the Compensation Committee, with Mr. Pettiti as chair of the Compensation Committee. The Board appointed Dr. Rothberg, Larry Robbins and John Hammergren to serve on the Nominating and Corporate Governance Committee, with Dr. Rothberg as chair of the Nominating and Corporate Governance Committee. Additional information with respect to the committees of the Board is set forth in the Proxy Statement in the section entitled “New Butterfly Management After the Business Combination—Board Committees” beginning on page 275 of the Proxy Statement, which is incorporated herein by reference.

Executive Officers

Effective as of the Closing Date, in connection with the Business Combination, the Board appointed Todd M. Fruchterman, M.D., Ph.D. to serve as President and Chief Executive Officer, Gioel Molinari to serve as Executive Vice President and Chief Product Officer, David Perri to serve as Chief Operating Officer, Stephanie Fielding to serve as Chief Financial Officer, Darius Shahida to serve as Chief Strategy Officer and Chief Business Development Officer, and Mary Miller to serve as General Counsel and Corporate Secretary. Each of John Rodin and Mark Horowitz resigned as Chief Executive Officer and Director, and Chief Financial Officer, respectively, effective as of the Closing Date. Biographical information for the Company’s executive officers is set forth in the Proxy Statement in the section entitled “New Butterfly Management After the Business Combination” beginning on page 270 of the Proxy Statement, which is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement in the sections entitled “Butterfly’s Executive and Director Compensation” beginning on page 279 of the Proxy Statement, which is incorporated herein by reference.

On February 12, 2021, the Company adopted a non-employee director compensation policy. Pursuant to the policy, the annual retainer for non-employee directors is $50,000. Annual retainers for committee membership are as follows:

Position	Retainer
Audit committee chairperson	$20,000
Audit committee member	$10,000
Compensation committee chairperson	$15,000
Compensation committee member	$7,500
Nominating and corporate governance committee chairperson	$10,000
Nominating and corporate governance committee member	$5,000

These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on the Board, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board and any committee of the Board on which they serve and in connection with other business related to the Board. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with the Company’s travel and other expense policies, as may be in effect from time to time.

In addition, the Company grants to new non-employee directors upon their initial election to the Board a number of restricted stock units (“RSUs”) (each RSU relating to one share of the Company’s Class A common stock), having an aggregate fair market value equal to $300,000, determined by dividing (A) $300,000 by (B) the closing price of the Company’s Class A common stock on the NYSE on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the Board. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.

Further, in connection with each of the Company’s annual meetings of stockholders, each non-employee director automatically receives an option to purchase shares of the Company’s Class A common stock having an aggregate grant date fair value of $150,000, valued based on a Black-Scholes valuation method (rounded down to the nearest whole share), each year on the first business day after the Company’s annual meeting of stockholders (or the first business day of the third fiscal quarter of such year if there has been no annual meeting of stockholders held by such date). Each of these options has a term of 10 years from the date of the award and vests at the end of the period beginning on the date of each regular annual meeting of stockholders (or the first business day of the third fiscal quarter, as applicable) and ending on the date of the next regular annual meeting of stockholders, subject to the non-employee director’s continued service as a director through the applicable vesting dates.

The foregoing description of the nonemployee director compensation policy is not complete and is subject to and qualified in its entirety by reference to the nonemployee director compensation policy, a copy of which is attached hereto as Exhibit 10.17 and is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is set forth in the Proxy Statement in the sections entitled “Butterfly’s Executive and Director Compensation” beginning on page 279 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the Binding Employment Term Sheet of Dr. Fruchterman; the Offer of Employment Letter of Mr. Molinari; the Offer of Employment Letter, as supplemented by the Employment Agreement Letter, of Ms. Fielding; the Employment Agreement Letter of Mr. Shahida; the Offer of Employment Letter, as supplemented by the Employment Agreement Letter, of Mr. Perri; the Offer of Employment Letter of Ms. Miller; the Offer of Employment Letter of Laurent Faracci; and the Separation Agreement of Mr. Faracci, copies of which are attached hereto as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14, respectively, and are incorporated herein by reference.

2020 Equity Incentive Plan

At the Special Meeting, the Longview stockholders approved the Butterfly Network, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The description of the 2020 Plan is set forth in the Proxy Statement section entitled “The Equity Incentive Plan Proposal” beginning on page 154 of the Proxy Statement, which is incorporated herein by reference. A copy of the full text of the 2020 Plan is filed as Exhibit 10.15.1 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the 2020 Plan to eligible participants.

Legacy Butterfly 2012 Employee, Director and Consultant Equity Incentive Plan

As a consequence of the Merger, the Company adopted and assumed Legacy Butterfly’s 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”) and (i) all options outstanding immediately prior to the Effective Time (whether vested or unvested) under the 2012 Plan became options to purchase a number of shares of the Company’s Class A common stock equal to the number of shares of Legacy Butterfly common stock subject to such option immediately prior to the Effective Time multiplied by 1.0383, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by 1.0383 and rounded up to the nearest whole cent; and (ii) each Legacy Butterfly restricted stock unit outstanding immediately prior to the Effective Time under the 2012 Plan was assumed by the Company and became a restricted stock unit with respect to a number of shares of the Company’s Class A common stock, rounded to the nearest whole share, equal to the number of shares of Legacy Butterfly common stock subject to such Legacy Butterfly restricted stock unit immediately prior to the Effective Time multiplied by 1.0383. No further awards will be granted out of the 2012 Plan. The description of the 2012 Plan is set forth in the Proxy Statement section entitled “Butterfly’s Executive and Director Compensation–Equity Incentive Plan and Stock Option Awards” beginning on page 284 of the Proxy Statement, which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 286 of the Proxy Statement, which is incorporated herein by reference. The disclosure regarding director independence set forth in the Proxy Statement in the section entitled “New Butterfly Management After the Business Combination – Independence of the Board of Directors” beginning on page 276 of the Proxy Statement is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement entitled “Other Information Related to Longview—Legal Proceedings” beginning on page 177 of the Proxy Statement, which is incorporated herein by reference, and “Business of New Butterfly —Legal Proceedings” beginning on page 213 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Class A common stock, Public Warrants and Longview’s units (“Longview Units”) (each Longview Unit consisting of one share of Longview Class A common stock and one-third of one Public Warrant) were historically quoted on the NYSE under the symbols “LGVW,” “LGVW WT” and “LGVW.U,” respectively. At the Closing Date, and following the consummation of the Business Combination, the Longview Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On February 16, 2021, the Company’s Class A common stock and Public Warrants began trading on the NYSE under the new trading symbols “BFLY” and “BFLY WS,” respectively.

As of the Closing Date, and following the consummation of the Business Combination, the Company had approximately 164,862,472 shares of Class A common stock issued and outstanding held of record by 241 holders, approximately 26,426,937 shares of Class B common stock issued and outstanding held of record by five holders, approximately 13,800,000 Public Warrants held of record by one holder and 6,853,333 private placement warrants issued in connection with Longview’s initial public offering held of record by one holder, each exercisable for one share of Class A Common Stock at a price of $11.50 per share beginning on May 26, 2021.

Dividends

The Company has not paid any cash dividends on its common stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of its common stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is set forth in the Proxy Statement in the section entitled “Description of New Butterfly Securities” beginning on page 238 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions – Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance” beginning on page 291 of the Proxy Statement, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

PIPE Financing

On the Closing Date, Longview offered and sold to the PIPE Investors, pursuant to the Subscription Agreements, an aggregate of 17,500,000 shares of Longview Class A Common Stock at a price of $10.00 per share for aggregate gross proceeds to Longview of $175,000,000 in the PIPE Financing. The PIPE Financing closed immediately prior to the Business Combination. The shares of Longview Class A common stock issued to the PIPE Investors became shares of the Company’s Class A common stock upon consummation of the Business Combination.

The shares issued to the PIPE Investors in the PIPE Financing on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The Subscription Agreements provide for certain registration rights. In particular, the Company will, within forty-five (45) calendar days after the Closing Date, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the shares of the Company’s Class A common stock issued to the PIPE Investors, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or the 120th calendar day if the SEC notifies the Company that it will “review” such registration statement) following the Closing and (ii) the 10th business day after the date the Company is notified (orally or in writing) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the PIPE Financing does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, Longview changed its name to Butterfly Network, Inc. and adopted the Restated Certificate and the Amended and Restated Bylaws (the “Restated Bylaws”).

Second Amended and Restated Certificate of Incorporation

Upon the closing of the Business Combination, Longview’s amended and restated certificate of incorporation, dated May 20, 2020 (the “Longview Charter”), was replaced with the Restated Certificate, which, among other things:

(a)       changed the Company’s name to Butterfly Network, Inc.;

(b)       increased the total number of authorized shares of all classes of capital stock, par value $0.0001 per share, from 221,000,000 shares, consisting of 220,000,000 shares of common stock, including 200,000,000 shares of Class A common stock and 20,000,000 shares of Class B common stock, and 1,000,000 shares of preferred stock, to 628,000,000 shares, consisting of 600,000,000 shares of Class A common stock, par value $0.0001 per share, 27,000,000 shares of Class B common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share;

(c)       amended the terms of the shares of common stock, in particular to provide that each share of Class A common stock has one vote and each share of Class B common stock has twenty (20) votes;

(d)       provides that any action required or permitted to be taken by the stockholders of the Company may be taken by written consent until the time the issued and outstanding shares of the Company’s Class B common stock represent less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors;

(e)       provides that amendments to certain provisions relating to the rights of the Company’s Class A common stock and the Company’s Class B common stock will require (i) so long as any shares of the Company’s Class B common stock remain outstanding, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s Class B common stock, voting as a separate class, (ii) so long as any shares of the Company’s Class A common stock remain outstanding, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Class A common stock, voting as a separate class, and (iii) the affirmative vote of the holders of a majority of the voting power of the then outstanding capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class;

(f)        provides that the Restated Bylaws may be amended, altered, repealed or adopted either (x) by the affirmative vote of a majority of the Board present at any regular or special meeting of the Board at which a quorum is present or (y) (i) when outstanding Class B common stock represents less than 50% of the voting power of the then outstanding shares of capital stock that would be entitled to vote for the election of directors, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock that would be entitled to vote in the election of directors or, prior to such time, (ii) the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock that would be entitled to vote in the election of directors;

(g)       provides that the number of directors will be fixed and may be modified by the Board, provided that the number of directors cannot exceed a certain threshold without the affirmative vote of the holders of (x) at least two-thirds of the voting power of the capital stock of the Company that would be entitled to vote in the election of directors when outstanding the Company’s Class B common stock represents less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors, or, prior to such time, (y) a majority of the voting power of the outstanding capital stock of the Company that would be entitled to vote in the election of directors;

(h)       eliminates certain provisions specific to Longview’s status as a blank check company.

The stockholders of Longview approved the Restated Certificate at the Special Meeting. This summary is qualified in its entirety by reference to the text of the Restated Certificate, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the closing of the Business Combination, the Company’s bylaws were amended and restated to be consistent with the Restated Certificate and to make certain other changes that the Board deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the Restated Bylaws, which is included as Exhibit 3.2 hereto and incorporated herein.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)       Dismissal of independent registered public accounting firm

On the Closing Date, the Audit Committee of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. WithumSmith+Brown, PC (“WSB”) served as independent registered public accounting firm of Longview prior to the Business Combination. Accordingly, WSB was informed that it would be replaced as the Company’s independent registered public accounting firm once it completes the audit of Longview for the fiscal year ended December 31, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, Longview.

The reports of WSB on Longview’s balance sheet as of February 12, 2020, and the statements of operations, changes in stockholder’s equity and cash flows for the period from February 4, 2020 (inception) through February 12, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the audit for the period from February 4, 2020 (inception) through February 12, 2020, and reviews of the February 4, 2020 (inception) through September 30, 2020 financial statements, there were no disagreements between the Company and WSB on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WSB, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such periods.

During the period from February 4, 2020 (inception) through September 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the period from February 4, 2020 (inception) to the date the Board approved the engagement of Deloitte as the Company’s independent registered public accounting firm, Longview did not consult with Deloitte on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Longview’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

The Company has provided WSB with a copy of the foregoing disclosures and WSB provided a letter to the SEC stating that it agrees with the statements made by the Company set forth above. A copy of WSB’s letter to the SEC, dated February 12, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

The information set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers,” “Certain Relationships and Related Transactions, and Director Independence,” “2020 Equity Incentive Plan” and “Legacy Butterfly 2012 Employee, Director and Consultant Equity Incentive Plan” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial Business Combination” as required by Longview’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the sections entitled “The Business Combination Proposal” and “The Business Combination Agreement” beginning on pages 107 and 121, respectively, of the Proxy Statement, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Legacy Butterfly as of and for the nine months ended September 30, 2020, have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement beginning on page F-61 of the Proxy Statement, which are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Butterfly as of and for the years ended December 31, 2019 and 2018, and the related notes, included in the Proxy Statement beginning on page F-34 of the Proxy Statement, which are incorporated herein by reference.

(b)       Pro forma financial information.

The unaudited pro forma condensed combined financial information of Butterfly Network, Inc. as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)       Exhibits.

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference herein from Form or Schedule	Filing Date	SEC File/ Reg. Number

2.1†	Business Combination Agreement, dated as of November 19, 2020, by and among Butterfly Network, Inc. (formerly Longview Acquisition Corp.), Clay Merger Sub, Inc., and BFLY Operations, Inc. (formerly Butterfly Network, Inc.).		Form 8-K (Exhibit 2.1)	11/23/2020	001-39292

3.1	Second Amended and Restated Certificate of Incorporation of Butterfly Network, Inc.	X

3.2	Amended and Restated Bylaws of Butterfly Network, Inc.	X

4.1	Specimen Class A Common Stock Certificate.	X

4.2	Warrant Agreement, dated as of May 20, 2020, by and between Butterfly Network, Inc. (formerly Longview Acquisition Corp.) and Continental Stock Transfer & Trust Company.		Form 8-K (Exhibit 4.1)	5/27/2020	001-39292

10.1	Form of Subscription Agreement, dated as of November 19, 2020 by and between Butterfly Network, Inc. (formerly Longview Acquisition Corp.), and the subscriber parties thereto.		Form 8-K (Exhibit 10.1)	11/23/2020	001-39292

10.2.1@	Exclusive (Equity) Agreement by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and the Board of Trustees of the Leland Stanford Junior University, dated as of June 28, 2013.		Form S-4 (Exhibit 10.13.1)	11/27/2020	333-250995

10.2.2@	Amendment No. 1, made effective as of April 23, 2019, to Exclusive (Equity) Agreement, dated as of June 28, 2013, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and the Board of Trustees of the Leland Stanford Junior University.		Form S-4 (Exhibit 10.13.2)	11/27/2020	333-250995

10.3.1@	Manufacture and Supply Agreement, dated as of October 7, 2015, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Benchmark Electronics, Inc.		Form S-4 (Exhibit 10.14.1)	11/27/2020	333-250995

10.3.2@	Amendment No. 1, made effective as of August 2, 2019, to Manufacture and Supply Agreement, dated as of October 7, 2015, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Benchmark Electronics, Inc.		Form S-4 (Exhibit 10.14.2)	11/27/2020	333-250995

10.4@	Distribution Agreement, dated as of July 11, 2018, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Cardinal Health 105, Inc.		Form S-4 (Exhibit 10.15)	11/27/2020	333-250995

10.5.1@	Foundry Service Agreement, dated as of March 31, 2019, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Taiwan Semiconductor Manufacturing Company Limited.		Form S-4/A (Exhibit 10.17.1)	1/6/2021	333-250995

10.5.2@	Amendment No. 1, made effective as of October 1, 2020, to Foundry Service Agreement, dated March 31, 2019, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Taiwan Semiconductor Manufacturing Company Limited.		Form S-4/A (Exhibit 10.17.2)	1/6/2021	333-250995

10.6	Technology and Services Exchange Agreement, dated as of November 19, 2020, between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and the participants named therein.		Form S-4/A (Exhibit 10.18)	1/6/2021	333-250995

10.7+	Binding Employment Term Sheet, dated as of January 23, 2021, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Todd M. Fruchterman, M.D., Ph.D.		Form S-4/A (Exhibit 10.14)	1/26/2021	333-250995

10.8+	Offer of Employment Letter, dated as of January 6, 2017, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Gioel Molinari.		Form S-4 (Exhibit 10.9)	11/27/2020	333-250995

10.9+	Offer of Employment Letter, dated as of March 16, 2020, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Stephanie Fielding, as supplemented by the Employment Agreement Letter, dated as of November 18, 2020, by and between BFLY Operations, Inc. and Stephanie Fielding.		Form S-4/A (Exhibit 10.11)	1/6/2021	333-250995

10.10+	Employment Agreement Letter, dated as of November 18, 2020, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Darius Shahida.		Form S-4/A (Exhibit 10.12)	1/6/2021	333-250995

10.11+	Offer of Employment Letter, dated as of February 29, 2020, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Dave Perri, as supplemented by the Employment Agreement Letter, dated as of November 18, 2020, by and between BFLY Operations, Inc. and Dave Perri.		Form S-4/A (Exhibit 10.10)	1/6/2021	333-250995

10.12+	Offer of Employment Letter, dated as of November 24, 2020, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Mary Miller.		Form S-4/A (Exhibit 10.13)	1/6/2021	333-250995

10.13+	Offer of Employment Letter, dated as of December 18, 2019, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Laurent Faracci.		Form S-4 (Exhibit 10.18)	11/27/2020	333-250995

10.14+	Separation Agreement, dated as of January 24, 2021, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Laurent Faracci.		Form S-4/A (Exhibit 10.8.2)	1/26/2021	333-250995

10.15.1+	Butterfly Network, Inc. 2020 Equity Incentive Plan.	X

10.15.2+	Form of Stock Option Agreement under 2020 Equity Incentive Plan.	X

10.15.3+	Form of Restricted Stock Unit Agreement under 2020 Equity Incentive Plan.	X

10.16.1+	BFLY Operations, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.	X

10.16.2+	Form of Stock Option Agreement under 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.	X

10.16.3+	Form of Restricted Stock Unit Agreement under 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.	X

10.17+	Nonemployee Director Compensation Policy.	X

10.18+	Form of Indemnification Agreement.	X

10.19	Amended and Restated Registration Rights Agreement, dated as of February 12, 2021, by and among Butterfly Network, Inc. (formerly Longview Acquisition Corp.), BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and certain of their securityholders.	X

10.20	Form of Lock-up Agreement.	X

16.1	Letter from WithumSmith+Brown, PC to the SEC, dated February 12, 2021.	X

21.1	List of Subsidiaries.	X

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.	X

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

@ Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

By:	/s/ Todd M. Fruchterman, M.D., Ph.D.
Name:	Todd M. Fruchterman, M.D., Ph.D.
Title:	President and Chief Executive Officer

Date: February 16, 2021